UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 4, 1998


                                FRED MEYER, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      1-13339                   91-1826443
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(State or other jurisdiction of       (Commission               (IRS Employer
 incorporation or organization)         File No.)            Identification No.)


 3800 SE 22nd Avenue, Portland, Oregon                              97202
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(Address of principal executive offices)                         (Zip Code)


                                 (503) 232-8844
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              (Registrant's telephone number, including area code)
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Item 5.  Other Events

     Underwriting Agreement

     On March 4, 1998, in connection with the effective Registration Statement on Form S-3 (Registration No. 333-44537), Fred Meyer Inc. entered into an Underwriting Agreement with Salomon Smith Barney, Salomon Brothers Inc, Donaldson, Lufkin & Jenrette, BT Alex. Brown, Chase Securities, Inc., Goldman, Sachs & Co., Morgan Stanley Dean Witter, First Chicago Capital Markets, Inc., NationsBanc Montgomery Securities LLC, and Societe Generale Securities Corporation.

     The Underwriting Agreement is incorporated by reference in Registration No. 333-44537 as Exhibit No. 1.1.

     Form of First Supplemental Indenture

     The Form of First Supplemental Indenture, in connection with the effective Registration Statement on Form S-3 (Registration No. 333-44537) is incorporated by reference therein as Exhibit 4.2.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

          1.1  Underwriting Agreement
          4.2  Form of First Supplemental Indenture


                                    SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:   March 9, 1998

                                       FRED MEYER, INC.


                                       By: DAVID R. JESSICK
                                           -------------------------------------
                                           David R. Jessick
                                           Senior Vice President and Chief
                                             Financial Officer

                                  EXHIBIT INDEX

Exhibit No.        Description                               Sequential Page No.
-----------        -----------                               -------------------

1.1                Underwriting Agreement
4.2                Form of First Supplemental Indenture